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                                                                    EXHIBIT 10.3
                                                                    ------------

                         GUARANTEE AND PLEDGE AGREEMENT


          GUARANTEE AND PLEDGE AGREEMENT ("this Agreement") dated as of December 29, 1987 between ATLANTIC TELE-NETWORK CO., a corporation duly organized and validly existing under the laws of the United States Virgin Islands (the "Parent Guarantor"), and RURAL TELEPHONE FINANCE COOPERATIVE, a South Dakota cooperative association (the "Lender").

          The Parent Guarantor, the Lender and the Parent Guarantor's wholly owned subsidiary, VIRGIN ISLANDS TELEPHONE CORPORATION, a United States Virgin Islands corporation ("Vitelco"), are parties to a Loan Agreement dated as of December 29, 1987 (as modified and supplemented and in effect from time to time, the "Loan Agreement"), providing, subject to the terms and conditions thereof, for an extension of credit to be made by the Lender to the Parent Guarantor in the principal or face amount of $44,444,444 and an extension of credit to be made by the Lender to Vitelco in the principal or face amount of $60,000,000.

          To induce the Lender to enter into the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parent Guarantor has agreed to guarantee the Guaranteed Obligations (as hereinafter defined), to subordinate the Subordinated Debt (as hereinafter defined) and to pledge and grant a security interest in the Collateral (as hereinafter defined) as security for the Secured Obligations (as hereinafter defined). Accordingly, the parties hereto agree as follows:

          Section 1. Definitions. To the extent not inconsistent herewith, terms defined in the Loan Agreement are used herein as defined therein. In addition, as used herein:

          "Basic Documents" shall mean the Loan Agreement, the ATN Note, the Vitelco Note, the Vitelco Guarantee, the Supplemental Stockholders' Agreement and the Vitelco Mortgage.

          "Collateral" shall have the meaning ascribed thereto in Section 4 hereof.

          "Guaranteed Obligations" shall have the meaning ascribed thereto in
     Section 2.01 hereof.
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          "Obligors" shall mean Vitelco and the Parent Guarantor.

          "Parent Guarantor Pledged Stock" shall have the meaning ascribed thereto in Section 4 hereof.

          "Secured Obligations" shall mean, collectively, (i) the Guaranteed Obligations, (ii) all obligations of the Parent Guarantor to the Lender under the Loan Agreement and (iii) all obligations of the Parent Guarantor to the Lender hereunder and under any of the other Basic Documents to which it is a party.

          "Subordinated Debt" shall have the meaning ascribed thereto in Section 3 hereof.

          "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect from time to time in the applicable jurisdiction.

          "Vitelco Lender Debt" shall have the meaning ascribed thereto in
     Section 3 hereof.

          Section 2.  The Guarantee.

          2.01 Guarantee. The Parent Guarantor hereby guarantees to the Lender and its successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Vitelco Loan and the Vitelco Note and all other amounts from time to time owing to the Lender by Vitelco under the Loan Agreement and under the Vitelco Note, in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the "Guaranteed Obligations"). The Parent Guarantor hereby further agrees that if Vitelco shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Parent Guarantor will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

          2.02 Obligations Unconditional. The obligations of the Parent Guarantor under Section 2.01 hereof are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of the Loan Agreement or the
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Vitelco Note, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 2.02 that the obligations of the Parent Guarantor hereunder shall be absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not affect the liability of the Parent Guarantor hereunder:

             (i) at any time or from time to time, without notice to the Parent Guarantor, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

             (ii) any of the acts mentioned in any of the provisions of the Basic Documents shall be done or omitted;

             (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under the Basic Documents shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

             (iv) any lien or security interest granted to, or in favor of, the Lender as security for any of the Guaranteed Obligations shall fail to be perfected.

The Parent Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Lender exhaust any right, power or remedy or proceed against Vitelco or any of its Subsidiaries or any other Subsidiaries of ATN under the Basic Documents, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

          2.03 Reinstatement. The obligations of the Parent Guarantor under this Section 2 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of Vitelco in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of
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any proceedings in bankruptcy or reorganization or otherwise and the Parent
Guarantor agrees that it will indemnify the Lender on demand for all reasonable costs and expenses (including, without limitation, fees of counsel) incurred by the Lender in connection with such rescission or restoration.

          2.04 Subrogation. The Parent Guarantor hereby agrees that until the payment and satisfaction in full of all Guaranteed Obligations and the termination of the obligations of the Lender under the Loan Agreement it shall not exercise any right or remedy arising by reason of any performance by it of its guarantee in Section 2.01 hereof, whether by subrogation or otherwise, against Vitelco or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.

          2.05 Remedies. The Parent Guarantor agrees that, as between the Parent Guarantor and the Lender, the obligations of Vitelco under the Loan Agreement and the Vitelco Note may be declared to be forthwith due and payable as provided in Section 9.01 of the Loan Agreement for purposes of Section 2.01 hereof notwithstanding any stay, injunction or other prohibition preventing such declaration as against Vitelco and that, in the event of such declaration, such obligations (whether or not due and payable by Vitelco) shall forthwith become due and payable by the Parent Guarantor for purposes of said Section 2.01.

          2.06 Continuing Guarantee. The guarantee in this Section 2 is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

          Section 3.  Subordination.

          (a) The Parent Guarantor hereby agrees that all obligations of Vitelco to the Parent Guarantor (such obligations, whether matured or unmatured, absolute or contingent or now existing or hereafter arising being herein referred to as the "Subordinated Debt") are and shall be subordinate and subject in right of payment to the prior payment in full of all obligations of Vitelco to the Lender under the Loan Agreement (such obligations including, without limitation, interest accruing after the date of any filing by Vitelco of any petition in bankruptcy or the commencement of the bankruptcy, insolvency or similar proceedings with respect to Vitelco being hereinafter referred to as the "Vitelco Lender Debt"), and agrees that it will not ask, demand, sue for, take or receive from Vitelco, by set-off or in any other manner, payment of the whole or any part of the Subordinated Debt, or any security therefor, unless
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                                      -5-

and until all of the Vitelco Lender Debt shall have been fully paid. The Parent Guarantor hereby directs Vitelco to make such prior payment to the Lender of the Vitelco Lender Debt.

          (b) Anything in this Agreement to the contrary notwithstanding, so long as no Event of Default, and no event which with the lapse of time or the giving of notice or both would become an Event of Default, has occurred and is continuing, Vitelco may make payments on the Subordinated Debt in accordance with its terms.

          (c) In furtherance of, and to make effective, the subordination provided for in this Section 3, the Parent Guarantor further agrees as follows:

          (i) In the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of Vitelco or the proceeds thereof, to creditors of Vitelco, or upon any indebtedness of Vitelco, by reason of the liquidation, dissolution or other winding up, partial or complete, of Vitelco or Vitelco's business, or any sale, receivership, insolvency or bankruptcy proceeding, or assignment for the benefit of creditors, or any proceeding by or against Vitelco for any relief under any bankruptcy or insolvency law or laws relating to the relief of debtors, readjustment of indebtedness, arrangements, reorganizations, compositions or extensions, then and in any such event any payment or distribution of any kind or character, either in cash, securities or other property, which but for this Agreement would be payable or deliverable upon or with respect to any or all of the Subordinated Debt shall instead be paid or delivered direct to the Lender for application on the Vitelco Lender Debt, whether then due or not due, until the Vitelco Lender Debt shall have first been fully paid and satisfied.

          (ii) The Parent Guarantor hereby irrevocably authorizes and empowers the Lender to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor, and to file and/or vote claims and take such other proceedings, in the Lender's own name or in the name of the Parent Guarantor, or otherwise, as the Lender may deem necessary or advisable for the enforcement of this Agreement. The Parent Guarantor agrees duly and promptly to take such action as may be requested by the Lender to assist in the collection of the Subordinated Debt for the account of the Lender and/or to file appro-
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     priate proofs of claim in respect to the Subordinated Debt, and to execute and deliver to the Lender on demand such powers of attorney, proofs of claim, assignments of claim or other instruments as may be requested by the Lender to enable the Lender to enforce any and all claims upon or with respect to the Subordinated Debt, and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or with respect to the Subordinated Debt.

          (iii) Should any payment or distribution or security or proceeds of any security be received by the Parent Guarantor upon or with respect to the Subordinated Debt prior to the payment in full of the Vitelco Lender Debt, the Parent Guarantor will forthwith deliver the same to the Lender in precisely the form received (except for the endorsement or assignment of the Parent Guarantor where necessary), for application on the Vitelco Lender Debt, whether then due or not due, and, until so delivered, the same shall be held in trust by the Parent Guarantor as property of the Lender. In the event of the failure of the Parent Guarantor to make any such endorsement or assignment, the Lender, or any of its officers or employees, is hereby irrevocably authorized to make the same.

          (iv) The Parent Guarantor agrees that it will not transfer, assign, pledge or encumber the Subordinated Debt or any part thereof or any instrument evidencing the same unless the respective instrument of assignment specifically provides that the assignee takes the respective Subordinated Debt subject to the provisions of this Agreement. The Parent Guarantor agrees that it will not exchange, forgive, waive or cancel the Subordinated Debt or any part thereof or reduce the principal amount of the Subordinated Debt in whole or in part.

          (d) The subordination effected by this Agreement is a continuing subordination, and the Parent Guarantor hereby agrees that at any time and from time to time, without notice to it:

          (i) the time for Vitelco's performance of or compliance with any of its agreements contained in the Loan Agreement may be extended or such performance or compliance may be waived by the Lender;

          (ii) any of the acts mentioned in the Loan Agreement may be done;
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          (iii)  the Loan Agreement may be amended for the purpose of adding any provisions thereto or changing in any manner the rights of any of the parties thereto;

          (iv) payment of any Vitelco Lender Debt may be renewed in whole or in part; and

          (v) the maturity of any Vitelco Lender Debt may be accelerated, or any collateral security therefor may be exchanged, sold, surrendered, released or otherwise dealt with, in accordance with the terms of any present or future agreement;

a1l without impairing or affecting the obligations of the Parent Guarantor hereunder.

          (e) The Parent Guarantor hereby unconditionally waives notice of the incurring of the Vitelco Lender Debt or any part thereof and reliance by the Lender upon the subordination of the Subordinated Debt to the Vitelco Lender Debt.

          Section 4. The Pledge and Security Interest. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, the Parent Guarantor hereby pledges, grants, assigns, transfers, convoys and sets over to the Lender a security interest in all of the Parent Guarantor's right, title and interest in the following property, whether now owned by the Parent Guarantor or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as "Collateral"):

          (a) all shares of capital stock of whatever class of Vitelco, now or hereafter owned by such Guarantor, together with the certificates evidencing the same, accompanied by undated stock powers duly executed in blank (the "Parent Guarantor Pledged Stock");

          (b) all shares, securities, moneys or property representing a dividend on any of the Parent Guarantor Pledged Stock, other than a dividend payable in cash and permitted by the Loan Agreement, or representing a distribution or return of capital upon or in respect of the Parent Guarantor Pledged Stock, or resulting from a split-up, revision, reclassification or other like change of the Parent Guarantor Pledged Stock or otherwise received in exchange therefor, and any subscription warrants, rights
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     or options issued to the holders of, or otherwise in respect of, the Parent
     Guarantor Pledged Stock;

          (c) without affecting any provision prohibiting such action hereunder or under the Loan Agreement, in the event of any consolidation or merger in which Vitelco is not the surviving corporation, all shares of each class of the capital stock of the successor corporation formed by or resulting from such consolidation or merger distributed in respect of the Parent Guarantor Pledged Stock;

          (d) any payment due or to become due under the Management Advisory Contract dated as of June 24, 1987 (the "Advisory Agreement") between the Parent Guarantor and Vitelco; and

          (e) all proceeds of and to any of the property described in clauses
     (a) through (d) above in this Section 4 and, to the extent related to any property described in said clauses or above in this clause (e), all books, correspondence, credit files, records, invoices and other papers.

          Section 5. Further Assurances; Remedies. In furtherance of the grant of the pledge and security interest pursuant to Section 4 hereof, the Parent Guarantor hereby agrees with the Lender as follows:

          5.01  Delivery and Other Perfection.  The Parent Guarantor shall:

          (i) deliver to the Lender, endorsed in blank for transfer or accompanied by duly executed stock powers or other instruments of assignment and transfers in such form and substance as the Lender may request, all stock certificates or other securities representing any of the Collateral;

          (ii) give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the judgment of the Lender) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Lender to exercise and enforce its rights hereunder with respect to such pledge and security interest;
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                                      -9-

          (iii) permit representatives of the Lender, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from the books and records pertaining to the Collateral, and permit representatives of the Lender to be present at the Parent Guarantor's place of business to receive copies of all communications and remittances relating to the Collateral, all in such manner as the Lender may require; and

          (iv) deliver to the Lender on or prior to the date hereof a true, correct and complete copy of the Advisory Agreement.

          5.02 Other Financing Statements. Without the prior written consent of the Lender, the Parent Guarantor shall not file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which the Lender is not named as the sole secured party for the benefit of the Lender.

          5.03 Preservation of Rights. The Lender shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

          5.04 Stock Collateral. So long as no Event of Default under the Loan Agreement shall have occurred and be continuing, the Parent Guarantor shall have the right to exercise all of its voting, consensual and other powers of ownership pertaining to the Collateral for all purposes not inconsistent with the terms of this Agreement, or any of the Basic Documents, or any other instrument or agreement referred to herein or therein, provided that the Parent Guarantor agrees that it will not vote the Collateral in any manner that is inconsistent with the terms of this Agreement, any of the Basic Documents or any such other instrument or agreement. The Lender shall execute and deliver to the Parent Guarantor or cause to be executed and delivered to the Parent Guarantor all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Parent Guarantor may reasonably request for the purpose of enabling it to exercise its rights and powers which it is entitled to exercise pursuant to this Section 5.04.

          5.05 Events of Default, etc. During the period an Event of Default under the Loan Agreement shall have occurred and be continuing:
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          (i) the Lender shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted);

          (ii) the Lender in its discretion may, in its name or in the name of the Parent Guarantor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;

          (iii) the Lender may, upon 15 business days' prior written notice to the Parent Guarantor of the time and place, with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of the Lender or any of its agents, sell or otherwise dispose of all or any part of such Collateral, at such place or places as the Lender deems best, and for cash or on credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of time or place of sale (except such notice as in required above or by applicable statute and cannot be waived) and the Lender or anyone else may be the purchaser or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale), and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise) of the Parent Guarantor, any such demand, notice or right or equity being hereby expressly waived and released. The proceeds of each collection, sale or other disposition under this Section 5.05 shall be applied in accordance with Section 5.09; and

          (iv) the Lender shall be entitled to notify Vitelco to make payment of amounts due under the Advisory Agreement directly to the Lender, and any payments received by the Parent Guarantor contrary to the instructions of the Lender on account of the Advisory Agreement shall be immediately endorsed and delivered to the Lender.

          5.06 Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral are insufficient to cover the costs and expenses of such realization and
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the payment in full of the Secured Obligations, the Parent Guarantor shall remain liable for any deficiency in respect of which the Parent Guarantor is obligated under this Agreement.

          5.07 Private Sale. The Lender shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale conducted in a commercially reasonable manner. The Parent Guarantor hereby waives any claims against the Lender arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, unless the related sale was not conducted in a commercially reasonable manner.

          5.08 Removals, Etc. Without 15 days' prior written notice to the Lender, the Parent Guarantor shall not maintain any of its books and records with respect to the Collateral at any office other than its office at 51-A Kronprindsens Gade, Charlotte Amalie, St. Thomas, Virgin Islands 00801, or maintain its office or its principal place of business at any other place other than at such location.

          5.09 Application of Proceeds. Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral, and any other cash at the time held by the Lender under this Section 5, shall be applied by the Lender:

          First, to the payment of the costs and expenses of such collection, sale or other realization, including reasonable compensation to the Lender and its agents and counsel, and all expenses, and advances made or incurred by the Lender in connection therewith;

          Second, to the payment in full of the Secured Obligations of the type described in clause (ii) of the definition of such term in Section 1 hereof;

          Third, to the payment in full of the Secured Obligations of the type described in clause (i) of the definition of such term in Section 1 hereof;

          Fourth, to the payment in full of all other Secured Obligations, equally and ratably in accordance with the respective amounts thereof then due and owing or as the Lender may otherwise direct; and
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          Finally, to the payment to the Parent Guarantor, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

As used in this Section 5, "proceeds" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of the Parent Guarantor or any issuer of or obligor on any of the Collateral.

          5.10 Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to the Lender while no Event of Default under the Loan Agreement has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default under the Loan Agreement the Lender is hereby appointed the attorney-in-fact of the Parent Guarantor for the purpose of carrying out the provisions of this Section 5 and taking any action and executing any instruments which the Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest, provided that the Lender shall not take any action pursuant to the authority granted to it in this Section 5.10 without first notifying the Parent Guarantor thereof. Without limiting the generality of the foregoing, so long as the Lender shall be entitled under this
Section 5 to make collections in respect of the Collateral, the Lender shall have the right and power to receive, endorse and collect all checks made payable to the order of the Parent Guarantor representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

          5.11 No Performance Required of the Lender. It is expressly agreed by the Parent Guarantor that, anything herein to the contrary notwithstanding, the Parent Guarantor shall not be relieved of any obligation it may have under the Advisory Agreement by reason of the security interest granted to the Lender hereby, or by any actions taken or not taken by the Lender hereunder; and the Lender shall have no obligation under the Advisory Agreement, nor shall the Lender be required or obligated in any manner to perform any obligation of the Parent Guarantor under or pursuant to the Advisory Agreement or to present or file any claim or to take any other action to collect or enforce the payment of any amounts which have been assigned to the Lender or to which the Lender is entitled hereunder.
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          Section 6.  Miscellaneous.

          6.01 Initial Financing Statements. Prior to or concurrently with the execution and delivery of this Agreement, the Parent Guarantor shall file such financing statements and other documents in such offices as the Lender may request to perfect the pledge and security interests granted by this Agreement.

          6.02 Further Assurances. The Parent Guarantor agrees that, from time to time upon the written request of the Lender, the Parent Guarantor will execute and deliver such further documents and do such other acts and things as the Lender may reasonably request in order fully to effect the purposes of this Agreement.

          6.03 No Waiver. No failure on the part of the Lender or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Lender or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

          6.04 Expenses. The Parent Guarantor agrees to pay to the Lender all reasonable out-of-pocket expenses (including reasonable expenses for legal services of every kind) of, or incident to, the enforcement of any of the provisions of this Agreement, or performance by the Lender of any obligations of the Parent Guarantor in respect of the Collateral which the Parent Guarantor has failed or refused to perform, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Lender in respect thereof, by litigation or otherwise and all such expenses shall be Secured Obligations to the Lender secured under Section 4 hereof.

          6.05 Taxes. The Parent Guarantor agrees to pay before delinquency any tax or other governmental charge which is or can become through assessment, distraint or otherwise a lien on the Collateral and to pay any tax or other governmental charge which may be levied on the transactions hereunder, provided that nothing herein shall require the Parent Guarantor to pay any such tax or other governmental charge with respect to which the Parent Guarantor is prosecuting in good faith appeal
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                                      -14-

or other proceedings for review and as to which any foreclosure or other enforcement proceedings shall have been fully bonded or otherwise effectively stayed.

          6.06 Termination. Subject to Section 2.03 hereof, when all Guaranteed Obligations and Secured Obligations shall have been paid in full and the Loan Agreement shall have terminated, this Agreement shall terminate, and the Lender shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the Parent Guarantor.

          6.07 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, provided that as to Collateral located in any jurisdiction other than the State of New York, the Lender shall have all the rights to which a secured party under the laws of such jurisdiction is entitled.

          6.08 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including telecopy or similar writing) and shall be given to such party at its address or telecopy number set forth on the signature page hereto or such other address or telecopy number an such party may hereafter specify for the purpose by notice to the other party hereto. Each such notice, request or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section.

          6.09 Waivers, etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Parent Guarantor and the Lender.

          6.10 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Parent Guarantor, the Lender, and each subsequent holder of the Guaranteed or Secured Obligations (provided, however, that the Parent Guarantor shall not assign or transfer its rights hereunder without the prior written consent of the Lender).

          6.11 Counterparts. This Agreement may be executed in one or more counterparts and all of such counterparts taken together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Guarantee and Pledge Agreement to be duly executed as of the day and year first above written.

                         ATLANTIC TELE-NETWORK CO.


                         By   /s/ Cornelius B. Prior, Jr.
                             -----------------------------
                             Name:  Cornelius B. Prior, Jr.
                             Title: President


                         Address for Notices:

                         P.O. Box 6100
                         St. Thomas
                         United States Virgin Islands 00801
                         Attention: Cornelius B. Prior, Jr.
                         Telecopy No.: 809-776-9856

                         RURAL TELEPHONE FINANCE COOPERATIVE

                         By   /s/ Richard B. Bulman
                             ----------------------
                             Name:  Richard B. Bulman
                             Title: Assistant Secretary-Treasurer


                         Address for Notices:

                         P.O. Box 39191
                         Washington, D.C. 20016
                         Attention: Loan Officer
                         Telecopy No.: 212-944-2523

                      RURAL TELEPHONE        1115 30th Street, N.W.
                      FINANCE                Washington, D.C. 2000
                      COOPERATIVE            202-337-6700
RTFC

                                August 31, 1988

Atlantic Tele-Network Co.
P.O. Box 6100
St. Thomas, U.S. Virgin Islands 00801

Attention: Cornelius B. Prior, Jr.

Dear Sirs:

Reference is made to that certain Guarantee and Pledge Agreement dated as of December 29, 1987 (the "Guarantee and Pledge Agreement") between ATLANTIC TELE-NETWORK CO., a corporation duly organized and validly existing under the laws of the United States Virgin Islands (the "Parent Guarantor"), and RURAL TELEPHONE FINANCE COOPERATIVE, a South Dakota cooperative association (the "Lender"). All terms defined in the Guarantee and Pledge Agreement are used herein as defined therein.

The Virgin Islands Telephone Corporation ("Vitelco"), pursuant to a real property and asset transfer agreement dated as of December 31, 1987 (the "Transfer Agreement"), has, subject to the terms and conditions thereof, transferred certain real property and assets owned by Vitelco to the Parent Guarantor, subject to its instructions to transfer the real property and assets to VITELCOM, Inc., a corporation duly organized and validly existing under the laws of the United States Virgin Islands ("VITELCOM") and a wholly owned subsidiary of the Parent Guarantor. To induce Lender to consent to the transfers under the Transfer Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parent Guarantor has agreed to add to the Collateral all the shares of VITELCOM it owns as well as various other property. Accordingly, the parties hereto agree as follows:

1. Section 4(a) of the Guarantee and Pledge Agreement is hereby amended by substituting the following therefor:

          (a) all shares of capital stock of whatever class of Vitelco, now or hereafter owned by such Parent Guarantor, together with the certificates evidencing the same, accom-panied by undated stock powers duly executed in blank, and all shares of capital stock of whatever class of VITELCOM now or hereafter owned by such Parent Guarantor, together with the certificates evidencing the same, accompanied by undated stock powers duly executed in blank (collectively, the "Parent Guarantor Pledged Stock");

2. Section 4(c) of the Guarantee and Pledge Agreement is hereby amended by substituting the following therefor:

          (c) without affecting any provision prohibiting such action hereunder or under the Loan Agreement, in the event of any consolidation or merger in which Vitelco or VITELCOM is not the surviving corporation, all shares of each class of the capital stock of the successor corporation formed by or resulting from such consolidation or merger distributed in respect of the Parent Guarantor Pledged Stock;

3. Section 4(d) of the Guarantee and Pledge Agreement is hereby amended substituting the following therefor:

          (d) any payment due or to become due under the Management Advisory Contract dated as of June 24, 1987 between the Parent Guarantor and Vitelco or under any management advisory contract to be entered into between the Parent Guarantor and VITELCOM (collectively, such contracts the "Advisory Agreement"); and

4. The Parent Guarantor shall deliver to the Lender endorsed in blank for transfer or accompanied by duly executed stock powers, all stock certificates or other securities representing the Parent Guarantor's shares of stock of whatever class of VITELCOM.

5. This amendment may be executed in one or more counterparts and all of such counterparts taken together shall constitute one and the same instrument.

By executing this letter in the spaces provided below, the Parent Guarantor will thereby agree with the undersigned that the Guarantee and Pledge Agreement is amended on and as of the date of your acknowledgement as set forth above.

                         Very truly yours,

                         RURAL TELEPHONE FINANCE COOPERATIVE

                         By: /s/
                             --------------------------------
                         Title:  Acting CEO

The undersigned hereby
acknowledges receipt of
and agreement with the
foregoing letter as of
the 12th day of Septem-
ber, 1988.

ATLANTIC TELE-NETWORK CO.


By: /s/ Cornelius B. Prior, Jr.
    ---------------------------
Title:  President